SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2016

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2016, the Board of Directors of Chemung Financial Corporation approved an amendment to Article III, Section 3 of the Amended and Restated Bylaws of Chemung Financial Corporation decreasing the number of board members from fourteen (14) to twelve (12).

ITEM 8.01    Other Events

On May 19, 2016, Chemung Financial Corporation (Nasdaq: CHMG) issued a press release announcing the declaration of a cash dividend of $0.26 per share, payable July 1, 2016, to common stock shareholders of record as of the close of business on June 17, 2016.

The press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.

3.1	Amended and Restated Bylaws of Chemung Financial Corporation, as amended to May 18, 2016.

99.1	Press Release of Chemung Financial Corporation dated May 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

May 19, 2016	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer